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                                                                      EXHIBIT 25

                                  VLC TRUST

                              POWER OF ATTORNEY

      We, the undersigned officers and trustees of the VLC Trust (the
"Trust"), hereby severally constitute and appoint Alfred B. Van Liew, Samuel H. Hallowell, Jr. and Kevin M. Oates, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our hands and in the capacities indicated below, any and all Post-Effective Amendments to the Trust's Registration Statement on Form N-1A and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them lawfully do or cause to be done by virtue thereof.

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     IN WITNESS WHEREOF, the undersigned have set their hands on the date written.

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
                                           Trustee and President
                                           (Principal Executive
/s/Alfred B. Van Liew                      Officer)                    February 15, 1996
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(Alfred B. Van Liew)

                                           Treasurer (Chief
                                           Financial and Account-
/s/Kevin M. Oates                          ing Officer)                February 15, 1996
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(Kevin M. Oates)


/s/Milton C. Bickford                      Trustee                     February 15, 1996
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(Milton C. Bickford)


/s/Michael E. Hogue                        Trustee                     February 15, 1996
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(Michael E. Hogue)


/s/Alice M. Macintosh                      Trustee                     February 15, 1996
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(Alice M. Macintosh)


/s/Richard A. Plotkin                      Trustee                     February 15, 1996
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(Richard A. Plotkin)


/s/John H. St. Sauveur                     Trustee                     February 15, 1996
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(John H. St.Sauveur)


_____________________________              Trustee                     February 15, 1996
(Thomas R. Weschler)

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